UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2022

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

685 Route 202/206, Suite 301A

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2022, VYNE Therapeutics Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2022. The press release is being furnished as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On November 10, 2022, the Company posted to the “Investors & Media” section of the Company’s website at www. vynetherapeutics.com an updated corporate presentation providing a corporate overview and development plans, including data from its Phase 2a trial for FMX114 (the “Corporate Presentation”). A copy of the Corporate Presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information in Items 2.02 and 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith.

Exhibit No.	Description

99.1	Press release dated November 10, 2022.

99.2	Corporate Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: November 10, 2022	By:	/s/ Mutya Harsch
Mutya Harsch Chief Legal Officer and General Counsel